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                                                                    EXHIBIT 24.1

                   POWER OF ATTORNEY OF DIRECTORS AND OFFICERS

                      KNOW ALL MEN BY THESE PRESENTS, that Mazel Stores, Inc., an Ohio corporation and each of the undersigned Directors and/or officers of Mazel Stores, Inc. hereby constitutes and appoints Reuven Dessler, Susan Atkinson, Marc H. Morgenstern, Michael A. Ellis and Margaret P. VanBuskirk, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Mazel Stores, Inc. and the undersigned Directors and/or officers of Mazel Stores, Inc. and each of such directors and/or officers, to execute, the Mazel Stores, Inc.'s Registration Statement on Form S-8 relating to the Common Shares to be issued under the Mazel Stores, Inc. 1996 Stock Option Plan and any and all documents and post-effective amendments thereto and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

                      This Power of Attorney of Mazel Stores, Inc. and the Directors and/or officers of Mazel Stores, Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                      IN WITNESS WHEREOF, this Power of Attorney has been signed this 29th day of July, 1997.
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                                                           MAZEL STORES, INC.

                                                           By: /s/ Reuven Dessler
                                                              -----------------------------
                                                               Reuven Dessler, Chairman of the Board and Chief
                                                               Executive Officer
DIRECTORS AND OFFICERS:

/s/ Reuven Dessler                                         /s/ Brady Churches
------------------------------------                       --------------------------------
Reuven Dessler,                                            Brady Churches,
Chairman of the Board and                                  President and Director
Chief Executive Officer

/s/ Jacob Koval                                            /s/ Jerry Sommers
------------------------------------                       --------------------------------
Jacob Koval,                                               Jerry Sommers,
Executive Vice President-Wholesale                         Executive Vice President-Retail
and Director                                               and Director

/s/ Susan Atkinson                                         /s/ Ned L. Sherwood
------------------------------------                       --------------------------------
Susan Atkinson,                                            Ned L. Sherwood, Director
Senior Vice President, Chief Financial Officer
and Treasurer (Principal Accounting Officer)

/s/ Robert Horne                                           /s/ Charles G. Bilezikian
------------------------------------                       --------------------------------
Robert Horne, Director                                     Charles G. Bilezikian, Director

/s/ Phillip Cohen
------------------------------------
Phillip Cohen, Director
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